UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 7, 2006
                                                 -------------------------------

                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-13988               36-3150143
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation            File Number)         Identification No.)


    ONE TOWER LANE, OAKBROOK TERRACE, IL                 60181
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  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (630) 571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Total number of pages: 4

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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 8.01 - Other Events                                                   3

Item 9.01 - Financial Statements and Exhibits                              3

Signatures                                                                 3

Exhibit 99.1                                                               4




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


Item 8.01 - Other Events
------------------------

On December 7, 2006, DeVry Inc. issued a press release announcing its 2006 fall term enrollment figures. The full text of that press release is included in
Exhibit 99.1 in this Form 8-K.


Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(d) Exhibits

Exhibit Number     Description
--------------     -----------
99.1               Press release announcing the Company's 2006 fall term
                   enrollment figures.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DEVRY INC.
                                           -------------
                                           (REGISTRANT)



Date: December 7, 2006                     /s/ Daniel M. Hamburger
                                           -------------------------------------
                                           Daniel M. Hamburger
                                           President and Chief Executive Officer




Date: December 7, 2006                     /s/ Richard M. Gunst
                                           -------------------------------------
                                           Richard M. Gunst
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Treasurer




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